CORPORATE DISCLOSURE CONTROL SYSTEM
FOR
LEROY VENTURES INC.

Purpose: To ensure that information required to be disclosed by the Company in reports that it files or submits under the Multilateral Instrument 52-109 is recorded, processed, summarized and reported within the time periods specified in the applicable rules and forms.

Disclosure Controls

1.

All news releases and other such communications to shareholders must be approved in advance by the Disclosure Committee.

2.

The membership of the Disclosure committee may change from time to time as circumstances warrant. At present, the members of the Disclosure Committee are the Chief Financial Officer and Chief Executive Officer.

Disclosure Procedures - Financial

1.

The Audit and Finance Committee of the Board will ensure that all financial information relating to the Company’s operations will be disclosed according to the terms or the Charter.

2.

Applicable Canadian securities regulations require that unaudited interim financial statements be filed within 60 days after the end of each fiscal quarter, and that audited annual financial statements be filed within 120 days after the end of the fiscal year, together, in each case, with management’s discussion and analysis (MD&A). Material documents filed with Canadian securities regulators are required to be filed with the Securities and Exchange Commission on Form 6-K after their filing in Canada.

3.

All financial statements must be reviewed by the Audit and Financial Committee of the Board of Directors, in consultation with the Company’s external accountants, and approved by the audit committee before they are submitted to the Board of Directors for approval.

4.

All financial statements must be approved by the Board of Directors before they are released to the public or filed with the regulatory authorities.

Disclosure Procedures - Non-Financial

The Disclosure Committee will ensure that all new non-financial information relating to the Company’s operations that is material to those operations or could be material to the Company will be disclosed to the public, if they deem it appropriate.

APPROVED by the Board of Directors, effective May 20, 2005.